Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([***]), HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K, BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN SCHEDULES (OR SIMILAR ATTACHMENTS) HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K.

Amendment 2 TO CONTRACT MANUFACTURING AGREEMENT

委托生产协议第二次增补协议

This Second Amendment (the “Second Amendment”) to that certain Contract Manufacturing Agreement by and between Amphastar Nanjing Pharmaceuticals, Inc. (“ANP”) and Nanjing Han Xin Pharmaceutical Technology Co., Ltd. (“HX”), originally dated April 19, 2022 (“CMA”), and subsequently amended by that certain Supplement Agreement to Contract Manufacturing Agreement, dated August 22, 2024 (“First Amendment”) (hereinafter, the CMA and First Amendment shall be referred to as the “Agreement”), is hereby made as of May 13, 2025 (“Effective Date”), by and between ANP and HX. Any capitalized terms not defined herein shall maintain the same meaning as prescribed to it in the Agreement.

本修订协议（第二次增补协议）系对由美药星（南京）制药有限公司（ANP）和南京汉欣医药科技有限公司（“HX”）于2022年4月18日签订的委托生产协议（CMA）以及于2024年8月22日签订的第一次增补协议（第一次增补协议）（CMA和第一次增补协议合并称“原协议”）的第二次增补修订，特此于2025年5月13日 (生效日期)由ANP和HX签署

WHEREAS, ANP and HX have previously entered into pursuant to the Agreement, the parties mutually agree ANP manufactures Product for HX, and HX purchases certain Products (as defined in the Agreement) from ANP;

           鉴于ANP和HX之前已根据“原协议”签订协议，双方一致同意ANP为HX生产产品，HX从ANP采购特定产品（如原协议附件所列）

WHEREAS, HX and ANP have determined it to be mutually beneficial to amend the Agreement subject to the terms set forth herein;

鉴于，ANP和HX已确定根据原协议规定的条款修改本协议;

NOW THEREFORE, in consideration of the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend and/or supplement the Agreement as follows:

因此，鉴于原协议中所述的相互承诺，双方在此确认其已收到并充分履行，双方在此同意对原协议进行如下增补:

1.	APPENDIX A (Product List). The parties mutually agree to amend the Product List in Appendix A: Product and Contract Price of the Agreement (hereinafter, “Appendix A”) with the addition of [***], further described in Appendix A, attached hereto.

附录A（产品清单）。双方一致同意修改原协议附件A《产品与合同价格》（以下简称“附件A”）中的《产品清单》，增加[***]，详见原协议附件A。

2.	APPENDIX A (Selling Price). The parties mutually agree to further amend Appendix A by deleting the definition of the Selling Price, in its entirety, and replacing it with the following language:

“Selling Price means, with respect to each Product, an amount equal to the sum of (i) the Direct Costs to manufacture such Product, plus (ii) [***] of the amount of such Direct Costs plus any applicable taxes.”

附件A（销售价格）：双方同意进一步修改附录A，删除销售价格的定义，并将其替换为以下文字：

“销售价格指，就每一产品而言，等于(i)制造该产品的直接成本，加上（ii）该等直接成本金额加上任何适用税费的[***]的金额。”

3.	Entire Agreement. This Second Amendment, together with the Agreement (including all appendices, exhibits or attachments thereto), sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings between the parties existing as of the Effective Date with respect to the subject matter hereof and thereof. In the event of a direct conflict between this Second Amendment and the Agreement, the terms of this Second Amendment shall prevail. In the event of a direct conflict or inconsistency between the English and Chinese translation, the English translation shall prevail. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Second Amendment shall be binding upon the parties unless reduced to writing and signed by an authorized representative of each party.

协议完整性。本第二次增补协议连同原协议（包括原协议的所有附录、附件或附件）构成完整的、最终的、排他性的协议以及所有约定、承诺、协议、保证、声明、本合同双方就本合同及其标的物达成的条件和谅解，并取代截至生效日期双方就本合同及其标的物存在的所有先前协议和谅解。如果本第二增补协议与原协议有直接冲突，则以本第二增补协议的条款为准。中英文译本如有直接冲突或不一致之处，以英文译本为准。双方之间不存在任何口头或书面的契约、承诺、协议、保证、陈述、条件或谅解，除本协议和本协议中规定的以外。本第二增补协议的后续变更、修正、变更或补充，除非以书面形式写成并经双方授权代表签字，否则对双方均不具有约束力。。

4.	Counterparts. This Second Amendment may be executed by facsimile (including a PDF image delivered via e-mail) or electronically transmitted signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures. This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original, and which together will constitute one original.

副本：本第二增补协议可通过传真（包括通过电子邮件发送的PDF图像）或电子传输签名的方式签署，该等签名应被视为与原始签名一样对本协议各方具有约束力。本第二增补协议可签署一式多份，每一份均应视为一份正本，并合为一份正本。。

[Signature Page Follows]

IN WITNESS WHEREOF, each of ANP and HX has caused this Second Amendment to be executed by their duly authorized officers.

特此证明，ANP和HX各自已由其正式授权的人员执行本第二增补协议。

Amphastar Nanjing Pharmaceuticals, Inc. 美药星（南京）制药有限公司		Nanjing Han Xin Pharmaceutical Technology Co., Ltd. 南京汉欣医药科技有限公司

By/签署:	/s/Qiu Yinhua	By/签署:	/s/Bao Haitao

Name/姓名:	Qiu Yinhua邱银华	Name/姓名:	Bao Haitao鲍海涛

Title/职位:	General Manager总经理	Title/职位:	General Manager总经理

Date/日期:	2025-05-13	Date/日期:	2025-05-13